UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 19, 2001


                           IRWIN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                          _____________________________


            INDIANA
(State or other jurisdiction of        0-6835                35-1286807
         Incorporation)         (Commission File Number)  (I.R.S. Employer
                                                         Identification No.)

     500 WASHINGTON STREET                                     47201
       COLUMBUS, INDIANA                                     (Zip Code)
(Address of principal executive
            offices)

        Registrant's telephone number, including area code (812) 376-1909


                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

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ITEM 5.  OTHER EVENTS.

     On October 19, 2001, Irwin Financial Corporation announced its fourth quarter dividend as described in the news release attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c). EXHIBITS.

          99.1 News Release issued October 19, 2001.

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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              IRWIN FINANCIAL CORPORATION



                                              By:  /s/ Gregory F. Ehlinger
                                                   -----------------------------
                                                   Gregory F. Ehlinger
                                                   Senior Vice President and
                                                   Chief Financial Officer

Date:  October 19, 2001

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

Exhibit 99.1    News Release issued October 19, 2001.